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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) : December 16, 2002

                          MERRILL LYNCH DEPOSITOR, INC.
          (ON BEHALF OF PREFERREDPLUS TRUST CERTIFICATES SERIES CTR-1)
             (Exact name of registrant as specified in its charter)

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
              DELAWARE            333-29015-06        13-3891329
          (State or other        (Commission      (I. R. S. Employer
          jurisdiction  of        File Number)    Identification No.)
           incorporation)

       WORLD FINANCIAL CENTER,                         10281
         NEW YORK,  NEW YORK                        (Zip Code)
        (Address of principal
         executive offices)
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       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

            Not Applicable

ITEM 2.     ACQUISITION OF DISPOSITION OF ASSETS

            Not Applicable

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

            Not Applicable

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            Not Applicable
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ITEM 5.     OTHER EVENTS

            99.1 Distribution to holders of the Preferred Plus Trust Certificates Series CTR-1 on December 16, 2002.

ITEM 6.     RESIGNATION OF REGISTRANT'S DIRECTORS

            Not Applicable

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a)   Financial statements of business acquired.

                  Not applicable

            (b)   Pro forma financial information.

                  Not applicable.

            (c)   Exhibits.

                  99.1 Trustee's report in respect of the December 16, 2002 distribution to holders of the Preferred Plus Trust Certificates Series CTR-1

ITEM 8.     CHANGE IN FISCAL YEAR

            Not Applicable.

ITEM 9.     SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

            Not Applicable

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          MERRILL LYNCH DEPOSITOR, INC.

      Date:  01/02/03                     By:    /s/ Barry N. Finkelstein
                                          Name:  Barry N. Finkelstein
                                          Title: President
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                                  EXHIBIT INDEX


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
            99.1 Trustee's report in respect of the December 16, 2002 distribution to holders of the PreferredPlus Trust Certificates Series CTR-1
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